SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )
Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement         [  ] Confidential, for Use of the
                                                 Commission
                                                 Only (as permitted by
                                                 Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               KEMPER FUNDS TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                               KEMPER FUNDS TRUST
                        KEMPER LARGE COMPANY GROWTH FUND
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                                                   April 7, 2000
Dear Shareholders:


         A Special Meeting of Shareholders of Kemper Large Company Growth Fund (the "Fund"), a series of Kemper FUNDS TRUST, IS TO BE HELD AT 2:00 p.m., Eastern time, on April 28, 2000, at the offices of Scudder Kemper Investments, Inc. ("SCUDDER KEMPER"), 13TH Floor, Two International Place, Boston, Massachusetts 02110. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope--postage-prepaid--in which to return your proxy card are enclosed.

         At the Special Meeting, Fund shareholders will be asked to approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified company to a non-diversified company.

         AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE CHANGE TO THE FUND'S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Respectfully,

Mark S. Casady
President

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                               KEMPER FUNDS TRUST
                        KEMPER LARGE COMPANY GROWTH FUND
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                  April 7, 2000

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Kemper Large Company Growth Fund (the "Fund"), a series of Kemper Funds Trust, will be held at the offices of Scudder Kemper Investments, Inc., 13TH Floor, Two International Place, Boston, Massachusetts 02110, On April 28, 2000, AT 2:00 p.m., Eastern time, for the following purpose:

          PROPOSAL:   To approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

         The appointed proxies will vote in their discretion on any other business as may properly come before the special meeting or any adjournments thereof. Holders of record of shares of the Fund at the close of business on March 22, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

         In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                         By Order of the Board of Trustees,

                                         Philip J. Collora
                                         Secretary

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               KEMPER FUNDS TRUST
                        KEMPER LARGE COMPANY GROWTH FUND
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Kemper Funds Trust (the "Trust") for use at the Special Meeting of Shareholders of Kemper Large Company Growth Fund (the "Fund"), a series of the Trust, to be held at the offices of Scudder Kemper Investments, Inc. ("SCUDDER KEMPER"), 13TH Floor, Two International Place, Boston, Massachusetts 02110, on April 28, 2000, AT 2:00 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about April 7, 2000, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

         Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

         Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal, which requires the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Special Meeting. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting.

         The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present but which have not been voted.

         The Board has fixed the close of business on March 22, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each share held. As of March 22, 2000, there were 210,564 shares of the Fund outstanding, comprising 70,201 Class A shares, 70,181 Class B shares and 70,181 Class C shares. Shareholders shall vote on the Proposal in the aggregate, without regard to class.

    PROPOSAL: APPROVAL OF A CHANGE TO THE FUND'S SUB-CLASSIFICATION
           UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM A DIVERSIFIED
                      COMPANY TO A NON-DIVERSIFIED COMPANY

         The Board has adopted, subject to shareholder approval, the recommendation of Scudder Kemper, the Fund's investment manager, that the Fund's sub-classification be changed from "diversified" to "non-diversified." The Fund is currently sub-classified as a "diversified company" under Section 5(b) of the 1940 Act. As a "diversified company," the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities.

         For example, if the Fund's portfolio includes a security that constitutes 6% of the Fund's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

         The Board recommends that the shareholders approve the Proposal to change the Fund's sub-classification under Section 5(b) from "diversified" to "non-diversified." If the shareholders approve the Proposal, the Fund will no longer be required to comply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund's sub-classification to a NON-DIVERSIFIED INVESTMENT COMPANY WILL PERMIT THE FUND TO INVEST A LARGER PORTION OF ITS ASSETS in fewer issuers than is now the case.

         The Fund's investment objective is to seek long-term growth of capital. The Fund seeks its objective by investing primarily in the equity securities of seasoned, financially strong, large U.S. growth companies. The Fund's investment management team currently seeks a diversified portfolio that consists of the securities of approximately 60 such companies. Scudder Kemper has advised the Board that it intends to change the Fund's investment strategy so that the Fund will invest in a portfolio made up of the securities of approximately 20 to 30 such companies. the Fund's new investment strategy will focus on the top research recommendations of Scudder Kemper. In order to permit the Fund to implement this new investment strategy, Scudder Kemper has advised the Board that the Fund's classification should be changed from diversified to non-diversified.  Scudder  Kemper  believes  that  this  change  in  the  Fund's classification will benefit shareholders with the potential for improved performance because the Fund will have the flexibility to make larger investments in those seasoned, financially strong, large U.S. companies that Scudder Kemper believes present the best opportunities for growth.

         While investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund's net asset value may become more volatile. However, Scudder Kemper believe these additional risks are outweighed by the potential for improved performance.

                THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT THE
            SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

          INVESTMENT MANAGER; PRINCIPAL UNDERWRITER AND ADMINISTRATOR

          The Fund's investment manager is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154. The Fund's principal underwriter and administrator is Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

PROXY SOLICITATION

         The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

REPORTS

         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF
PORTFOLIO  CHANGES.  YOU  MAY  RECEIVE  ADDITIONAL  COPIES  OF THE  MOST  RECENT
SEMI-ANNUAL AND ANNUAL REPORTS FOR THE FUND, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606.

SECURITY OWNERSHIP

         Set forth below are the beneficial owners of at least 5% of each class of the Fund's shares as of January 31, 2000:

          70,175 Class A shares in the aggregate, or 99.96% of the outstanding Class A shares of the Fund were held in the name of SSC Investment Corp., 345 Park Avenue, New York, New York 10154.

          70,175 Class B shares in the aggregate, or 99.99% of the outstanding Class B shares of the Fund were held in the name of SSC Investment Corp., 345 Park Avenue, New York, New York 10154.

          70,175 Class C shares in the aggregate, or 99.99% of the outstanding Class C shares of the Fund were held in the name of SSC Investment Corp., 345 Park Avenue, New York, New York 10154.

         To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of any class of the Fund's outstanding shares, except as stated above. It is anticipated that the shares of the Fund that are owned by SSC Investment Corp., an affiliate of Scudder Kemper, will be voted in favor of the Proposal and, therefore, it is expected that the Proposal will be approved.

         As of January 31, 2000, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the shares of the Fund.

PROPOSALS OF SHAREHOLDERS

         Meetings of shareholders of the Fund are not held on an annual or other regular basis. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By order of the Board of Trustees,

Philip J. Collora
Secretary

FORM OF PROXY

                               KEMPER FUNDS TRUST
                  KEMPER LARGE COMPANY GROWTH FUND (THE "FUND")

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

     The undersigned hereby appoints Kathryn L. Quirk, Philip S. Collora, Maureen E. Kane and Caroline Pearson, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper
Investments, Inc., Two International Place, Boston, Massachusetts 02110, ON APRIL 28, 2000 AT 2:00 p.m., Eastern time, and at any adjournments thereof.


                       Dated _____________________________, 2000

Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. ----------------------------------------------
                         Signature(s)

[page break]

          PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE PROXY CARD BELOW. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.


ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR THE ITEM LISTED BELOW. The Trustees of your Fund unanimously recommend that you vote FOR the proposal.


                                             FOR       AGAINST         ABSTAIN

Proposal:  To  approve  a change  to the
Fund's   sub-classification   under  THE     ____       _____           _____
INVESTMENT  COMPANY  ACT OF 1940  FROM A
DIVERSIFIED COMPANY TO A non-diversified company.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                              PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided below. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.